EXHIBIT 10.5

JAISON PHYTOCHEM INC

Incorporated in the state of Wyoming, USA                Reg. ID.: 2019-000861613

Registered Agents, 30N Gould St STE R, Sheridan, WY 82801, USA

Management Agents, No. 1 Kaki Bukit Avenue 3, #09-11, KB-1, Singapore 416087

Tel: +65 6841 0120      Fax: +65 6841 0280   email: contact@jaisonphytochem.com

Ref: JPI/SNS/20/001

Date: 03 January 2020

Superbee Network Singapore Pte Ltd

1 Kaki Bukit Ave 3

#09-11, KB-1

Singapore 416087

Attention: Ms. Ling Hui Eng

Letter of Appointment

Vide the abovementioned, we would like to appoint Superbee Network Singapore Pte Ltd with UEN: 200000908R to act as our representative agent to collect payment due to us and pay for expenses incurred on our behalf under your own tax identity.

You will be reimbursed on your payment when an invoice is presented to us just the same as we will be expecting payment when we present our invoice to you.

The appointment will be perpetual till we are given a Certificate of Residency, COR, by the IRAS.

Yours Truly

/s/ Tan Jacksaa

Tan Jacksaa